UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 26, 2012 (November 21, 2012)

MBIA INC.
(Exact name of registrant as specified in its charter)

Connecticut	1-9583	06-1185706
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

113 King Street, Armonk, New York	10504
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:
914-273-4545

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  ENTRY INTO A DEFINITIVE MATERIAL AGREEMENT.

On November 21, 2012, MBIA Inc. (the “Company” or “MBIA”) and The Bank of New York, as trustee, entered into (i) a Second Supplemental Indenture (the “1990 Second Supplemental Indenture”) that amended the Indenture, dated as of August 1, 1990 (the “1990 Indenture”), governing the Company’s 6.40% Senior Notes due 2022, 7.00% Debentures due 2025, 7.15% Debentures due 2027 and 6.625% Debentures due 2028, and (ii) a Second Supplemental Indenture (the “2004 Second Supplemental Indenture”) that amended the Senior Indenture, dated as of November 24, 2004 (the “2004 Indenture”), governing the Company’s 5.70% Senior Notes due 2034.

The 1990 Second Supplemental Indenture amends the 1990 Indenture to substitute one of the Company’s subsidiaries, National Public Finance Guarantee Corporation (“National”), for another subsidiary, MBIA Insurance Corporation (“MBIA Corp.”), in the definition of “Restricted Subsidiary” and the 2004 Second Supplemental Indenture amends the 2004 Indenture to substitute National for MBIA Corp. in the definition of “Principal Subsidiaries” (together, the “Amendments”).  The primary effect of the Amendments is to eliminate the risk that a rehabilitation or liquidation proceeding involving MBIA Corp. by the New York State Department of Financial Services would cause an event of default under the 1990 Indenture or the 2004 Indenture, as defined therein.

The foregoing descriptions of the 1990 Second Supplemental Indenture and the 2004 Second Supplemental Indenture are qualified in their entirety by the full texts of the 1990 Second Supplemental Indenture and the 2004 Second Supplemental Indenture, copies of which are attached hereto as Exhibit 4.1. and Exhibit 4.2, respectively.

Item 8.01.  OTHER EVENTS.

On November 26, 2012, the Company issued a press release announcing the successful completion of the previously announced consent solicitation to amend the 1990 Indenture and the 2004 Indenture as described above. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

4.1 Second Supplemental Indenture, dated as of November 21, 2012, by and among MBIA Inc. and The Bank of New York Mellon, as trustee, relating to the Indenture, dated August 1, 1990, by and among MBIA Inc. and The First National Bank of Chicago, as trustee.

4.2 Second Supplemental Indenture, dated as of November 21, 2012, by and among MBIA Inc. and The Bank of New York Mellon, as trustee, relating to the Senior Indenture, dated November 24, 2004, by and among MBIA Inc. and The Bank of New York, as trustee.

99.1 Press Release issued by MBIA Inc., dated November 26, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MBIA INC.

		By:	/s/ Ram D. Wertheim
Ram D. Wertheim
Chief Legal Officer

Date:	November 26, 2012

EXHIBIT INDEX TO CURRENT REPORT ON FORM 8-K
Dated November 26, 2012

4.1       Second Supplemental Indenture, dated as of November 21, 2012, by and among MBIA Inc. and The Bank of New York Mellon, as trustee, relating to the Indenture, dated August 1, 1990, by and among MBIA Inc. and The First National Bank of Chicago, as trustee.

4.2       Second Supplemental Indenture, dated as of November 21, 2012, by and among MBIA Inc. and The Bank of New York Mellon, as trustee, relating to the Senior Indenture, dated November 24, 2004, by and among MBIA Inc. and The Bank of New York, as trustee.

99.1     Press Release issued by MBIA Inc., dated November 26, 2012.